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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT
       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  August 26, 1998

                       OLYMPIC CASCADE FINANCIAL CORPORATION
               -------------------------------------------------------
               (Exact name of registrant as specified in its charter)


       Delaware                       001-12629              36-4128138
      ----------                     ------------           --------------
      (State or other jurisdiction    (Commission           (IRS Employer
            of incorporation)         File Number)          Identification No.)

          875 North Michigan Avenue, Suite 1560, Chicago, Illinois  60611
       ----------------------------------------------------------------------
       (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:    (312)  751-8833


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Item 4. Changes in Registrant's Certifying Accountant

        Information required by Item 304(a)(1)

        ITEM 304(a)(i)- On August 26, 1998 Moss Adams LLP resigned as principal accountant to audit the Registrant's financial statements.

        ITEM 304(a)(ii)- The reports of Moss Adams LLP on the Registrant's financial statements for the fiscal years ended September 26, 1997 and September 27, 1996 did not contain an adverse opinion or a disclaimer of opinion, or a qualification or modification as to uncertainty, audit scope or accounting principles.

        ITEM 304(a)(iv)- In connection with its audits for the Registrant's two most recent fiscal years and through August 26, 1998 there were no disagreements with Moss Adams LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

        ITEM 304(a)(v)- During the Registrant's two most recent fiscal years and through August 26, 1998 there have been no reportable events.

        ITEM 304(a)(vi)- The registrant requested that Moss Adams LLP furnish the Registrant, as promptly as possible, with a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant contained herein and, if not, stating the respects in which it does not agree. The Registrant filed Moss Adams LLP's response, dated August 28, 1998, as an exhibit to this filing.


        Information required by Item 304(a)(2)

        ITEM 304(a)(2)- The Registrant engaged Feldman Sherb Ehrlich & Co., P.C. as its independent accountant as of August 31, 1998. During the Registrant's two most recent fiscal years, and through August 31, 1998, the Registrant did not consult with Feldman Sherb Ehrlich & Co., P.C. as to either the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Registrant's financial statements and the Registrant did not consult with Feldman Sherb Ehrlich & Co., P.C. as to any matter that was either the subject of a disagreement or reportable event.

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Item 7.
        (c) Exhibits

        16. Letter from Moss Adams LLP dated August 26, 1998 regarding resignation as Registrant's principal independent accountant.

        16.1 Letter from Moss Adams LLP dated August 28, 1998 regarding Registrant's Form 8-K dated August 26, 1998 that reported the resignation of Moss Adams LLP as Registrant's principal independent accountant.


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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                        OLYMPIC CASCADE FINANCIAL CORPORATION

Date:  September 1, 1998      By: Steven A. Rothstein
                              -----------------------
                              Steven A. Rothstein, Chairman, President and
                              Chief Executive Officer

Date:  September 1, 1998      By: Robert H. Daskal
                              --------------------
                              Robert H. Daskal
                              Senior Vice President, Chief Financial
                              Officer and Secretary


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